United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2007

CytoGenix, Inc.
(Exact name of registrant as specified in its charter)

0-26807

(Commission File Number)

NEVADA	76-0484097
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas

    77042

(Address of principal executive offices)

(Zip Code)

(713) 789-0070

Registrant’s telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On September 4, and September 5, 2007, CytoGenix, Inc. (the “Company”) entered into consulting agreements with Harris Forbes, Inc., TMS Investments, Inc. and Chasseur Corporation (each a “Consultant” and, collectively, the “Consultants”) pursuant to which each Consultant will be issued in private placement transactions 1,000,000 shares of common stock of the Company, par value, $0.001 per share (the “Common Stock”), in 12 equal monthly installments beginning on the effective date of the agreement.  The Consultants will provide consulting services to the Company regarding the Company’s plans for growth and expansion and regarding the Company’s business image.  The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act and Regulation D, Rule 506 promulgated thereunder because the transaction did not involve a public offering and the Common Stock was offered and will be issued only to accredited investors.  The agreements also provide for the Company to reimburse the Consultants reasonable and accountable out-of-pocket expenses, and each party to an agreement may terminate it upon providing 30 days prior written notice to the other party.  Copies of the agreements are attached to this Form 8-K as Exhibits 10.1, 10.2 and 10.3.  The agreements are incorporated herein in their entirety by reference in response to this Item.  The foregoing description of the terms and provisions thereof is a summary only, and is qualified in its entirety by reference to such documents.

ITEM 8.01

OTHER EVENTS.

As previously announced, the Board of Directors of the Company determined on January 29, 2007 to form a special committee to conduct an investigation with respect to the issues alleged by Lawrence Wunderlich, the Company’s former chief financial officer and a former director, and take appropriate remedial action based on the outcome of the investigation.  The members of the special committee, Raymond L. Ocampo, Jr. and John J. Rossi, Ph.D., received a report from the special committee’s counsel on September 6, 2007 (the “Report”), and that report has been provided to the full board of directors and the Securities and Exchange Commission (“SEC”).  The Report states the special committee “has determined that Mr. Wunderlich’s claims must be rejected.”  Although the independent investigation has been completed, its conclusions have been approved by the special committee and the Report has been provided to the SEC, there can be no assurance that the SEC will not undertake its own investigation or reach conclusions differing from those reached in the Report.

The Report is being filed with this Form 8-K and is attached hereto as Exhibit 99.1

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(c)

Exhibits.

10.1

Consulting Agreement between Harris Forbes, Inc. and CytoGenix, Inc. dated September 4, 2007.

10.2

Consulting Agreement between TMS Investments, Inc. and CytoGenix, Inc. dated September 4, 2007.

10.3

Consulting Agreement between Chasseur Corporation and CytoGenix, Inc. dated September 4, 2007.

99.1

Special Committee Report dated September 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2007	CytoGenix, Inc.
By /s/ Malcolm H. Skolnick Malcolm H. Skolnick, Chief Executive Officer